Ex 99.1

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders
Empirical Ventures, Inc.
(A Development Stage Company)

We have audited the accompanying balance sheets of Empirical Ventures, Inc. (A Development Stage “Company”) as of June 30, 2013and 2012 and the related statement of operations, changes in stockholders’ deficit and cash flows for the years ended June 30, 2013 and 2012 and for the period from July 1, 2008 to June 30, 2013. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.The financial statements of the Company from April 14, 2004 (Inception) through June 30, 2008, were audited by other auditors, whose report, dated November 20, 2008, expressed an unqualified opinion on those financial statementsand also included an explanatory paragraph that raise substantial doubt about the Company’s ability to continue as a going concern.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits include consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. Our audits include examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our audits also include assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Empirical Ventures, Inc. as of June 30, 2013 and 2012, and the result of its operations and its cash flows for the period endedJune 30, 2013 and 2012and for the period from July 1, 2008 to June 30, 2013in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has had no revenues and earnings since inception. These conditions, among others, raise substantial doubt about the Company’s ability to continue as a going concern. Management's plans concerning these matters are also described in Note 2, which includes achieving profitable operations and raising additional funds through financing. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ TAAD, LLP
March 20, 2014
Walnut, CA. 91789

EMPIRICAL VENTURES, INC.
(A Development Stage Company)

BALANCE SHEETS

	June 30,	June 30,
	2013	2012
ASSETS
Current Assets
Cash	$-	$8
Total Assets	$-	$8

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current Liabilities
Accounts payable and accrued expenses	$23,087	$23,087
Related party loan payable	15,000	15,000
Loans payable	61,529	61,529
Total Liabilities	$99,616	$99,616

Stockholders' Deficit
Preferred stock, $.001 par value 10,000,000 shares authorized
no shares issued and outstanding	$-	$-
Common stock, $.001 par value 50,000,000 shares authorized
9,586,662 shares issued and outstanding as of June 30, 2013 and 2012	9,587	9,587
Additional paid-in capital	63,713	63,713
Deficit accumulated during the development stage	(172,916)	(172,908)
Total Stockholders' Deficit	(99,616)	(99,608)
Total Liabilities and Stockholders' Deficit	$(0)	$8

See accompanying notes.

EMPIRICAL VENTURES, INC.
(A Development Stage Company)

STATEMENTS OF OPERATIONS

			For the Period
	For the Year	For the Year	from April 14,
	Ended	Ended	2004 (inception)
	June 30, 2013	June 30, 2012	to June 30, 2013

REVENUES	$-	$-	$-

OPERATING EXPENSES
General and administrative expenses	8	1,174	166,416
Impairment of intangible asset		-	6,500
Total operating expenses	8	1,174	172,916

Net loss before provision for income taxes	(8)	(1,174)	(172,916)

Provision for income taxes	-	-	-

Net loss	(8)	(1,174)	(172,916)

Weighted average common shares outstanding -
Basic and diluted	9,586,662	9,586,662

Net income (loss) per share – basic and diluted	$(0.00)	$(0.00)

See accompanying notes.

EMPIRICAL VENTURES, INC.
(A Development Stage Company)

STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)

	Preferred Stock		Common Stock
	10,000,000 shares authorized		50,000,000 shares authorized		Additional	Stock		Total
	Shares	Par Value	Shares	Par Value	Paid-in	Subscriptions	Accumulated	Shareholders'
	Issued	$.001 per share	Issued	$.001 per share	Capital	Received	Deficit	Equity

BALANCE, APRIL 14, 2004 (INCEPTION)	-	-	-	$-	$-	$-	$-	$-
Founders shares issued at par value	-	-	5,000,000	5,000	-	-	-	5,000
Common shares issued at $0.015 per share	-	-	3,820,000	3,820	53,480	-	-	57,300
Common shares issued at $0.015 per share	-	-	100,000	100	1,400	-	-	1,500
Net loss	-	-	-	-	-	-	(8,610)	(8,610)
BALANCE, JUNE 30, 2004	-	-	8,920,000	8,920	54,880	-	(8,610)	$55,190
Cancellation of common shares issued at $.015 per share	-	-	(100,000)	(100)	(1,400)	-	-	(1,500)
Common shares issued at $.015 per share	-	-	766,662	767	10,233	-	-	11,000
Net loss	-	-	-	-	-	-	(40,176)	(40,176)
BALANCE, JUNE 30, 2005	-	-	9,586,662	9,587	63,713	-	(48,786)	$24,514
Net loss	-	-	-	-	-	-	(19,302)	(19,302)
BALANCE, JUNE 30, 2006	-	-	9,586,662	$9,587	$63,713	-	$(68,088)	$5,212
Net loss	-		-	-	-	-	(32,953)	(32,953)
BALANCE, JUNE 30, 2007	-	-	9,586,662	$9,587	$63,713	-	$(101,041)	$(27,741)
Net loss	-	-	-	-	-	-	(23,266)	(23,266)
BALANCE, JUNE 30, 2008	-	-	9,586,662	$9,587	$63,713	-	$(124,307)	$(51,007)
Stock subscriptions received at $.05 per share	-	-		-	-	25,000	-	25,000
Net Loss	-	-	-	-	-	-	(25,489)	(25,489)
BALANCE, JUNE 30, 2009			9,586,662	$9,587	$63,713	$25,000	$(149,796)	$(51,496)
Reclassification to loan payable	-	-	-	-		(25,000)	-	(25,000)
Net Loss	-	-	-	-	-	-	(16,659)	(16,659)
BALANCE, JUNE 30, 2010	-	-	9,586,662	$9,587	$63,713	$-	$(166,455)	$(93,155)
Net Loss	-	-	-	-	-	-	(5,279)	(5,279)
BALANCE, JUNE 30, 2011	-	-	9,586,662	$9,587	$63,713	$-	$(171,734)	$(98,434)
Net Loss	-	-	-	-	-	-	(1,174)	(1,174)
BALANCE, JUNE 30, 2012	-	-	9,586,662	$9,587	$63,713	$-	$(172,908)	$(99,608)
Net Loss	-	-	-	-	-	-	(8)	(8)
BALANCE, JUNE 30, 2013	$-	$-	$9,586,662	$9,587	$63,713	$-	$(172,916)	$(99,616)

See accompanying notes.

EMPIRICAL VENTURES, INC.
(A Development Stage Company)

STATEMENTS OF CASH FLOWS

			For the Period
	Twelve Months	Twelve Months	from April 14,
	Ended	Ended	2004 (inception)
	June 30, 2013	June 30, 2012	to June 30, 2013
Operating Activities:
Net income (loss)	$(8)	$(1,174)	(172,916)
Adjustments to reconcile net loss to net cash used in operating activities:
Impairment of intangible asset	-	-	6,500
Changes in operating assets and current liabilities:
Accounts payable and accrued expenses	-	-	33,087
Net Cash Used In Operating Activities	(8)	(1,174)	(133,329)

Cash Flows From Investing Activities
Payment for technology rights	-	-	(15,000)
Net Cash Used In Investing Activities	-	-	(15,000)

Cash Flows From Financing Activities:
Proceeds from Related party loan payable	-	-	51,529
Proceeds from the issuance of common stock	-	-	96,800
Net Cash Provided By Financing Activities	-	-	148,329

Increase (Decrease) in Cash	(8)	(1,174)	-

Cash, Beginning of Period	8	1,182	-

Cash, End of Period	$-	$8	$-

Supplemental Disclosure of Cash Flow Information:
Cash paid for interest	$-	$-	$-
Cash paid for income taxes	$-	$-	$-

See accompanying notes.

EMPIRICAL VENTURES, INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 - NATURE OF OPERATIONS

Empirical Ventures, Inc. (the “Company”) was incorporated in Nevada on April 14, 2004.  The Company is a development stage company. The Company’s plan is to commercialize an enterprise and related software applications. The Company is in the early stages of the software application and infrastructure build out, and has not as yet engaged in revenue producing activities.  The Company will provide products and services to enable the travel and tourism industries to more effectively manage all travel and tourism related services. The Company’s objective was to complete development and pre-marketing activities and to actively market and support a commercial product and to earn revenues from the travel and tourism industries or other related organizations worldwide via the Internet from the Company’s website. The Darrwin software development has since been abandoned due to the obsolescence of the program. The company is currently seeking new business opportunities.

NOTE 2 – GOING CONCERN

These financial statements are presented on the basis that the Company is a going concern, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business over a reasonable length of time. As of June 30, 2013 the Company had $0 in cash, and accumulated net losses of $172,916 since inception. The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. Its continuation as a going concern is dependent upon its ability to generate sufficient cash flow to meet its obligations on a timely basis and to obtain additional financing or refinancing as may be required. The Company will attempt to locate and negotiate with a business entity for the combination of a target company.  No assurances can be given that the Company will be successful in locating or negotiating with any target company. The Company has been formed to provide a method for a foreign or domestic private company to become a reporting company with a class of securities registered under the Securities Exchange Act of 1934.

Management's plans for the continuation of the Company as a going concern include financing the Company's operations through issuance of its common stock. If the Company is unable to complete its financing requirements or achieve revenue as projected, it will then modify its expenditures and plan of operations to coincide with the actual financing completed and actual operating revenues. There are no assurances, however, with respect to the future success of these plans.  Unless otherwise indicated, amounts provided in these notes to the financial statements pertain to continuing operations. The Company is not currently earning any revenues.

NOTE 3 –SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Development Stage Company

All of our operating results and cash flows reported in the accompanying financial statements from April 14, 2004 through June 30, 2013 are considered to be those related to development stage activities and represent the 'cumulative from inception' amounts from our development stage activities required to be reported pursuant to Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 915, Development Stage Entities.

Basis of Presentation

These financial statements and related notes are presented in accordance with accounting principles generally accepted in the United States and are expressed in United States (US) dollars. The Company has not produced any revenue from its principal business and is a development stage company.

EMPIRICAL VENTURES, INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of these financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Start-up Expenses

The Company has adopted an accounting policy which requires that costs associated with start-up activities be expensed as incurred. Accordingly, start-up costs associated with the Company's formation have been included in the Company's general and administrative expenses for the period from inception on April 14, 2004 to June 30, 2013

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Loss per Share

The Company computed basic and diluted loss per share amounts using generally accepted accounting principles  There are no potentially dilutive shares outstanding and, accordingly, dilutive per share amounts have not been presented in the accompanying statements of operations.

Fair Value of Financial Instruments

Fair Value of Financial Instruments - On July 1, 2008, the Company adopted Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures ("Topic 820"). Topic 820 defines fair value, establishes a three-level valuation hierarchy for disclosures of fair value measurement and enhances disclosure requirements for fair value measures. The three levels are defined as follows:

Level 1 inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

Level 3 inputs to valuation methodology are unobservable and significant to the fair measurement.

The Company’s adoption of fair value measurements and disclosures did not have a material impact on the financial statements and financial statement disclosures.

Income Taxes

The Company records income taxes in accordance with the provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 740, “Income Taxes.” The standard requires, among other provisions, an asset and liability approach to recognize deferred tax liabilities and assets for the expected future tax consequences of temporary differences between the financial statement carrying amounts and tax basis of assets and liabilities. Valuation allowances are provided if based upon the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

Recent Accounting Pronouncements

Adopted

In February 2013, the FASB issued ASU No. 2013-04, Liabilities (Topic 405): Obligations Resulting from Joint and Several Liability Arrangements for Which the Total Amount of the Obligation Is Fixed at the Reporting Date.

EMPIRICAL VENTURES, INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS

The amendments in ASU 2013-04 provide guidance for the recognition, measurement, and disclosure of obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of this update is fixed at the reporting date, except for obligations addressed within existing guidance in U.S. GAAP. The guidance requires an entity to measure those obligations as the sum of the amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors and any additional amount the reporting entity expects to pay on behalf of its co-obligors. The guidance in this Update also requires an entity to disclose the nature and amount of the obligation as well as other information about those obligations. The amendment in this standard is effective retrospectively for fiscal years, and interim periods within those years, beginning after December 15, 2013. We are evaluating the effect, if any, adoption of ASU No. 2013-04 will have on our financial statements.

In April 2013, the FASB issued ASU No. 2013-07, Presentation of Financial Statements (Top 205): Liquidation Basis of Accounting. The objective of ASU No. 2013-07 is to clarify when an entity should apply the liquidation basis of accounting and to provide principles for the measurement of assets and liabilities under the liquidation basis of accounting, as well as any required disclosures. The amendments in this standard is effective prospectively for entities that determine liquidation is imminent during annual reporting periods beginning after December 15, 2013, and interim reporting periods therein. We are evaluating the effect, if any, adoption of ASU No. 2013-07 will have on our financial statements.

Not Adopted

In February 2013, the FASB issued ASU No. 2013-04, Liabilities (Topic 405): Obligations Resulting from Joint and Several Liability Arrangements for Which the Total Amount of the Obligation Is Fixed at the Reporting Date. The amendments in ASU 2013-04 provide guidance for the recognition, measurement, and disclosure of obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of this Update is fixed at the reporting date, except for obligations addressed within existing guidance in U.S. GAAP. The guidance requires an entity to measure those obligations as the sum of the amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors and any additional amount the reporting entity expects to pay on behalf of its co-obligors. The guidance in this Update also requires an entity to disclose the nature and amount of the obligation as well as other information about those obligations. The amendment in this standard is effective retrospectively for fiscal years, and interim periods within those years, beginning after December 15, 2013. We are evaluating the effect, if any, adoption of ASU No. 2013-04 will have on our financial statements.

In April 2013, the FASB issued ASU No. 2013-07, Presentation of Financial Statements (Top 205): Liquidation Basis of Accounting. The objective of ASU No. 2013-07 is to clarify when an entity should apply the liquidation basis of accounting and to provide principles for the measurement of assets and liabilities under the liquidation basis of accounting, as well as any required disclosures. The amendments in this standard is effective prospectively for entities that determine liquidation is imminent during annual reporting periods beginning after December 15, 2013, and interim reporting periods therein. We are evaluating the effect, if any, adoption of ASU No. 2013-07 will have on our financial statements.

EMPIRICAL VENTURES, INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS

 NOTE 4 – STOCKHOLDERS’ DEFICIT

On May 7, 2004, the Company issued 5,000,000 of its common shares to its founder for cash of $5,000.

On June 30, 2004, the Company issued 3,820,000 of its common shares for cash of $57,300.

On June 30, 2004, the Company issued 100,000 of its common stock in conjunction with a Technology Purchase Agreement.  Per the agreement, these shares were issued at $.015.  In accordance with an amendment to the original agreement, these shares were subsequently cancelled during the year ended June 30, 2005.

On July 23, 2004, the Company issued 766,662 of its common shares for cash of $11,000.

On December 30, 2008, a total of 500,000 common shares were subscribed for by one individual at $0.05 per share the net proceeds received by the company were $25,000.

During May 2010, the subscriber of the 500,000 shares at $0.05 revoked his subscription agreement converting the subscription agreement of $25,000 to a loan.

On November 6, 2009 an unrelated third party agreed to convert $10,000 of debt owed to him by the Company in exchange for 1,000,000 Common restricted shares at $0.01 per share. These shares were never issued and the amount of $10,000 was credited back as part of the original loan.

Common stockholders are entitled to 1 vote per common share held. There are no special rights or privileges afforded to common share holders.

NOTE 5–RECLASSIFICATION

On December 30, 2008, a total of 500,000 common shares were subscribed for by one individual at $0.05 per share. The net proceeds received by the Company was $25,000.

During May 2010, the subscriber of the 500,000 shares at $0.05 revoked his subscription agreement reclassifying the subscription agreement of $25,000 to a loan. The loan is non-interest bearing and has no fixed term of repayment.

On October 16, 2007, the Company received $36,000 cash from an unrelated third party loan to continue its operations. The loan is non-interest bearing and has no fixed term of repayment.

On November 28, 2008, the Company received $79 cash from an unrelated third party loan to continue its operations. The loan is non-interest bearing and have no fixed term of repayment.

On June 4, 2009, the Company received $450 cash from an unrelated third party loan to continue its operations. The loan is non-interest bearing and has no fixed term of repayment.

As of June 30, 2010, the amount of $36,529 has been reclassified from a related party loan to unrelated party loan.

NOTE 6 – RELATED PARTY LOANS

On February 25, 2010, the Company received $5,000 cash from a related third party to continue its operations. The loan is non-interest bearing and has no fixed term of repayment.

On July 21, 2010, the Company received $10,000 cash from a related third party to continue its operations. The loan is non-interest bearing and has no fixed term of repayment

EMPIRICAL VENTURES, INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS

NOTE 7 – LOANS

On October 16, 2007, the Company received $36,000 cash from an unrelated third party loan to continue its operations. The loan is noninterest bearing and has no fixed term of repayment.

On November 28, 2008, the Company received $79 cash from an unrelated third party loan to continue its operations. The loan is non-interest bearing and has no fixed term of repayment.

On June 4, 2009, the Company received $450 cash from an unrelated third party loan to continue its operations. The loan is non-interest bearing and has no fixed term of repayment.

NOTE 8 - INCOME TAXES

The Company has incurred operating losses of $172,916, which, if utilized, will begin to expire in 2022. Future tax benefits, which may arise as a result of these losses, have not been recognized in these financial statements and have been offset by a valuation allowance.

The tax effects of temporary differences which give rise to significant portions of the deferred taxes are summarized as follows:

	As of June 30, 2013	As of June 30, 2012
Deferred tax assets:
Net operating loss (from inception to June 30, 2013)	$172,916	$172,908
Statutory tax rate (combined federal and state)	34%	34%

Deferred tax assets	58,791	58,789
Valuation allowance	(58,791)	(58,789)

Net deferred tax assets	$-0-	$-0-

The potential future tax benefits of these losses have not been recognized in these financial statements due to the uncertainty of their utilization. When the future utilization of some portion of the carry-forwards is determined not to be "more likely than not" a valuation allowance is provided to reduce the recorded tax benefits from such assets.
As a result of the implementation of certain provisions of ASC 740, Income Taxes, the Company performed an analysis of its previous tax filings and determined that there were no positions taken that it considered uncertain. Therefore, there were no unrecognized tax benefits as of June 30, 2013 and 2012.

Future changes in the unrecognized tax benefit are not expected to have an impact on the effective tax rate due to the existence net operating losses. The Company estimates that the unrecognized tax benefit will not change within the next twelve months. The Company will continue to classify income tax penalties and interest, if any, as part of interest and other expenses in its statements of operations. The Company has incurred no interest or penalties as of December 31, 2013 and 2012.

NOTE 9 - SUBSEQUENT EVENTS

           On February 11, 2014, the Company entered into a exclusive license agreement with PsiTech Corporation and on March 6, 2014 entered into an Amended License Agreement with PsiTech for the use of Psitech's proprietary Mobile Marketing Platform  called Go-Page, in North America.  In consideration of the licenses granted and other undertakings by Licensor hereunder, Licensee shall pay Licensor a License Fee in the amount of two hundred thousand dollars ($200,000) and 20,000,000 restricted common shares (“License Fee”).  The License Fee shall be due and payable as follows:$50,000 upon signing the Memorandum of Understanding (“MOU”) between the Parties (provided, however, that Licensor hereby acknowledges receipt of this portion of the License Fee);$50,000 upon signing of this Agreement; and  $100,000 upon on or before March 28, 2014. As of the date of our report, the Company has paid $100,000.

EMPIRICAL VENTURES, INC.
(A Development Stage Company)
NOTES TO THE FINANCIAL STATEMENTS

The License Fees are non-cancellable and non-refundable.In addition to the License Fee payable in accordance with, Licensee shall pay a royalty (“Royalty”) to Licensor according to the following schedule (“Royalty Schedule”):

Subscribers	Royalty Payable as Percentage of Gross Revenue
0 – 5000	6.25%
5001 – 7500	6.75%
7501 – 10,000	7.00%
10,001 – 15,000	8.00%
15,001 – 20,000	8.50%
20,001 – 25,000	9.25%
25,001+	9.75%

Reports and Payment
Not later than the fifteenth (15th) calendar day of each calendar quarter (or the first business day thereafter), Licensee shall deliver to Licensor (i) a report accurately showing Gross Revenues of the Licensee for the previous quarter, the number of Subscribers on the last day of such previous quarter and the amount of Royalties due thereon, and (ii) payment of the Royalties payable for such previous quarterly based on the Subscriber information as reflected in the report.  All payments under this Agreement shall be made in USdollars.

On December 1, 2013 the Company entered into employment agreements with our President and our COO for a period of three years.